BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock High Yield Municipal Fund

(the “Fund”)

Supplement dated February 26, 2014
to the Fund’s Prospectus and Summary Prospectus, each dated October 28, 2013

Effective as of January 1, 2014, the S&P Customized High Yield Municipal Bond Index, one of the benchmarks against which the Fund measures its performance, includes only issues that have maturities greater than 5 years.

Shareholders should retain this Supplement for future reference.

ALLPR-HYM-0214SUP